UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-21380

Flaherty & Crumrine Total Return Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 800

          Pasadena, CA 91101
(Address of principal executive offices) (Zip code)

R. Eric Chadwick
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 800

          Pasadena, CA 91101
(Name and address of agent for service)

Registrant's telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Important Information on Paperless Delivery

As permitted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary or from the Fund. The Fund recommends that shareholders request electronic delivery of the reports (“edelivery”) from your financial intermediary (shares held in a brokerage account) or from the Fund (registered shareholders). With edelivery, shareholders will receive notice by email each time a shareholder report is posted, including a website link to access the report. If you do not make any election, you will be notified of each shareholder report by postal mail and provided with a website link to access the report on the Fund’s website, www.preferredincome.com.

Postal mailing of notices containing only a website link — while required in the absence of an edelivery election — is not cost effective for the Fund, which is why an edelivery election is the recommended option.

Under any delivery method (edelivery, mailed paper reports, or mailed notices with website access), shareholder reports are provided to shareholders free of charge. To elect or change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Fund, call the Fund’s Transfer Agent, BNY Mellon c/o Computershare, toll-free at 1-866-351-7446 or write to BNY Mellon c/o Computershare, P.O. Box 505000, Louisville, KY 40233-5000. Your election to receive shareholder reports either by edelivery or in paper will apply to all Flaherty & Crumrine Funds that you hold through your financial intermediary or directly with the Flaherty & Crumrine Funds.

Please see “Electing Delivery Preferences” in the Discussion Topics section inside this Semi-Annual Report for more details on setting your delivery preferences.

www.preferredincome.com

Semi-Annual Report
May 31, 2021

Flaherty & Crumrine Total Return Fund

To the Shareholders of Flaherty & Crumrine Total Return Fund (“FLC”):

Preferred securities and contingent-capital securities (“CoCos”) had a strong showing during the second fiscal quarter, resulting in very good returns for the first six months of the fiscal year. Total return1 on net asset value (“NAV”) was 4.9% for the second fiscal quarter2 and 6.2% for the first half of the fiscal year. Total return on market price of Fund shares over the same periods was 5.5% and 6.0%, respectively.

TOTAL RETURN ON NET ASSET VALUE
For Periods Ended May 31, 2021

	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Total Return Fund	4.9%	6.2%	23.3%	10.8%	9.8%	10.5%	8.7%
Bloomberg Barclays U.S. Aggregate Index(2)	-0.1%	-2.2%	-0.4%	5.1%	3.2%	3.3%	4.2%
S&P 500 Index(3)	10.7%	16.9%	40.3%	18.0%	17.2%	14.4%	10.6%

(1)Since inception on August 29, 2003.

(2)The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

The first fiscal quarter of 2021 was only slightly positive as markets juggled a mix of news on the economy, interest rates, and COVID-19. December and January were the highest months on record for COVID infections. A combination of holidays, related travel, and variable compliance with safer-at-home restrictions all contributed to increased infections and concern about continued spread of this dangerous virus. At the same time, progress on vaccine development and deployment were extremely positive. Uncertainty on one hand, and optimism on the other kept markets in a state of flux.

Throughout this pandemic, the most consistent – and arguably most important – market force has been the Federal Reserve. In addition to supporting markets as the pandemic unfolded in 2020, the Fed updated its policy approach to help ensure full recovery of the U.S. economy – keeping monetary policy highly accommodative through continued asset purchases and low rates, and expressing a desire for higher near-term inflation in hopes of moving average inflation closer to the Fed’s 2% target. Except for U.S. Treasuries, nearly all markets have reacted positively to these policies.

U.S. Treasury markets were less enthusiastic and began to reflect this sentiment starting in February. Expectations for higher inflation, and probably materially higher over the short run, were inconsistent with 10- and 30-year Treasury yields of 0.9% and 1.6%, respectively, and intermediate and long-term interest rates began moving higher. In February alone, 10- and 30-year interest rates rose by 36 bps and 33 bps, respectively. Ten-and 30-year Treasury yields peaked in late March around 1.75% and 2.48%, respectively, and have since trended lower again as markets settled into a new range that is reflective of

1Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2March 1, 2021 – May 31, 2021

Fed policy and current economic data. While there is a risk of policy error, with inflation moving higher than expected, markets continue to have faith in both an economic recovery and the Fed’s ability to manage inflation around that recovery.

Preferred and CoCo markets initially reacted negatively in February to higher interest rates, even though duration metrics are quite moderate overall. Developments in the second fiscal quarter, however, have caused markets to improve dramatically from Q1 levels. Progress on vaccination rollout and re-opening of the economy have been impressive and very positive for corporate credit metrics. A global search for yield continues, and fear of missing out by not being invested has taken precedence over higher Treasury rates, causing credit spreads to tighten and prices to rise. Cash continues to flow into fixed-income securities, and preferreds/CoCos continue to offer higher yields than most alternatives – especially risk-adjusted.

In preferred and CoCo markets, call protection allows investors to tolerate lower interest rates for a period of time without reinvestment risk – and we place a high value on call protection in the Fund’s portfolio. Low interest rates and tighter credit spreads arrived as non-call periods ended for a wide swath of the broader preferred market, resulting in advantageous refinancing opportunities for issuers during fiscal Q2. Many securities have been refinanced into lower coupons, but part of the market has been redeemed without replacement. Recent redemptions resulted in a large reinvestment exercise across the preferred market, adding demand to an already technically strong market. Having more call protection in the portfolio than the broader market (especially compared to passive ETF products) and prioritizing it in our management process has resulted in a moderate level of reinvestment within the portfolio, which has helped sustain the Fund’s distributable income. However, persistently low interest rates could outlast call protection and put pressure on income. None of this is new or unusual. The Fund has been through numerous interest rate cycles in the past, and our focus remains on generating attractive long-term income to shareholders.

Broadly speaking, the Fund’s portfolio didn’t change much during the first half of the fiscal year, as current holdings continue to be preferable to most new-issue alternatives – especially in terms of current income. Banks remain our favorite credits, as reflected in our high allocation to the sector. Bank balance sheets strengthened through the pandemic, and earnings are rebounding from already respectable levels in the second half of 2020. Please see our separate discussion topic on recent bank stress test results, as the credit outlook is very positive. Spreads have tightened in the sector, causing certain new-issue coupons to be lower than we might hope – but that properly reflects banks’ strong credit profile. Insurance has also done well, although insurers’ earnings continue to be a step behind banks due to lower investment yields and higher catastrophe losses in recent years.

Progress on COVID vaccine distribution, accommodative monetary policy, and optimism for economic recovery all contributed to a rebound in energy markets. Oil is now back above $70/barrel, up from $40 as recently as Oct 2020 (and of course much lower levels earlier in the pandemic). While the Fund’s modest energy holdings are primarily in pipeline companies that have little direct exposure to oil prices, they do benefit from improved market sentiment and perhaps more reliable pipeline volume estimates looking forward. Increased focus on climate change, especially from the new administration, may continue to cast a shadow on this sector. However, we see ongoing need for a variety of energy sources. While demand for fossil fuels is likely to gradually diminish, pipelines are the most efficient and safest means of distributing them, and we expect these companies will continue to scale back growth plans and adjust to a changing landscape.

There is no question the economic outlook has brightened as the COVID-19 pandemic has eased. Most markets have been out ahead of this improvement, and spread levels already reflect much of this improvement. The low interest-rate environment (although higher than levels six months ago) cuts both ways in terms of outlook – with continued demand for income supporting preferreds and CoCos near-term while also increasing the amount of refinancing available to issuers (call risk), resulting in potentially lower portfolio yields over time. The recent increase in longer-term interest rates has been a welcome change, in our opinion, as it may help keep yields from dropping further. Spreads have tightened to offset much of that move, but if inflation expectations continue to rise as the economy recovers, it could lead to future opportunities in the market.

In the meantime, preferreds and CoCos continue to compare favorably to most other fixed-income alternatives, especially on a risk-adjusted basis. Leverage costs remain near historical lows (given steepness of the yield curve), and the Fund continues to deliver attractive levels of income for shareholders.

We encourage you to read the discussion topics that follow, as we dig deeper into subjects of interest to shareholders. In addition, the Fund’s website, www.preferredincome.com, has been completely redesigned and offers timely and important information. If you haven’t visited recently, please take a moment to enjoy the new design and content.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

June 30, 2021

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over the recent six months. These components include: (a) the total return on the Fund’s portfolio of securities; (b) any returns from hedging the portfolio against significant increases in long-term interest rates; (c) the impact of utilizing leverage to enhance returns to shareholders; and (d) the Fund’s operating expenses. Together, these components comprise total return on NAV.

Components of FLC’s Total Return on NAV
for the Six Months Ended May 31, 20211

Total Return on Unleveraged Securities Portfolio (including principal change and income)	4.8%
Impact of Leverage (including leverage expense)	2.0%
Expenses (excluding leverage expense)	(0.6)%
[1]Actual, not annualizedTotal Return on NAV	6.2%

For the six months ended May 31, 2021 the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)1,2 returned 3.2%. This index reflects the various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the six-month period ending May 31, 2021, total return on market price of Fund shares was 6.0%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations, including both the Fund’s NAV and the market price of its shares, can move dramatically when there is volatility in financial markets. The chart below contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Many fixed-income asset classes experienced increased volatility over this period.

1The ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

2The benchmarks from ICE Data Indices, LLC (“ICE Data”) are used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend Flaherty & Crumrine Incorporated, or any of its products or services.

Flaherty & Crumrine Total Return Fund (FLC)
NAV and Market Performance on a $1,000 Investment Through 6/30/21
NAV Performance
Market Performance
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
Jan-19
Jan-20
Jan-21
Jan-22

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $23.69 on June 30th and assuming its current monthly distribution of $0.1295 does not change, the annualized yield on market price of Fund shares is 6.6%. Of course, there can be no guarantee that the Fund’s dividend will not change in the future.

U.S. Economic and Credit Outlook

The U.S. economy continues its recovery from a sharp, pandemic-driven decline in the first half of 2020. Although the economy’s rebound was considerably stronger than many economists expected when the pandemic unfolded, real GDP was still 2.4% smaller in the fourth quarter of 2020 than it was a year earlier and about 4% smaller than it might have been absent the pandemic. However, rapid growth in 2021, including a 6.4% jump in the first quarter, probably pushed real GDP above its 4Q2019 level in the second quarter, and we expect it to be back on its pre-pandemic growth path around the end of 2021. This is testimony to the U.S. economy’s underlying resilience, strong fiscal and monetary policy support, and unprecedented speed in developing and deploying vaccines to fight the novel coronavirus.

After shedding more than 22 million jobs between February and April 2020, the labor market staged an impressive, albeit incomplete, rebound of 15.6 million jobs through June 2021. That means total nonfarm payroll employment remains 6.8 million jobs below the February 2020 peak. Moreover, payrolls are more than 9 million jobs below what they would have been had employment continued to expand at the same pace as in 2019. Similarly, the unemployment rate started 2020 at 3.5%, jumped to 14.8% in April and fell to 5.9% in June 2021.

Despite this incomplete recovery, we are optimistic that most jobs lost during the pandemic will recover as COVID-19 recedes. For example, as consumer demand returns, hotels and restaurants have reopened or expanded services and are hiring employees. As pent-up demand is unleashed, we anticipate employment to jump not just at businesses that were closed or operated at reduced capacity but also at producers and distributors up and down the supply chain. We expect strong employment growth over the remainder of 2021 and into 2022, although GDP is likely to recover ground lost to COVID more rapidly than employment.

Personal income is well above pre-pandemic levels. Transfer payments – stimulus checks, supplemental unemployment benefits and other assistance – largely replaced income lost during the pandemic, and wage and salary income has rebounded strongly over the past year, up 13.8% over 12 months ending in May. Continued employment growth and rising wages should keep income on an upward path as transfer payments diminish.

Personal consumption expenditure (PCE) continues to recover, with demand shifting from goods toward services spending as restaurants, travel and other leisure activities expand. PCE is also above its pre-pandemic peak, up about 4% in May 2021 compared to February 2020. However, spending lagged income, which rose 8.8% over the same period, and consumers have accumulated a large amount of savings as a result. High consumer confidence combined with rising employment and wages, high savings, and simply more things to do as the public health situation improves should drive rapid growth in PCE over coming quarters.

Fueled by fiscal stimulus, highly accommodative monetary policy and a global economic recovery, inflation accelerated substantially. The core PCE deflator excluding food and energy was up 3.4% over 12 months ending in May, and the consumer price index (CPI) excluding food and energy was up 3.8% over the same period. From February 2020 to May 2021, those inflation gauges are up 2.4% and 2.6%, respectively, at an annual rate. We believe inflation has probably peaked on a year-on-year basis for now, but it is likely to remain elevated at least through year-end. It is important to recognize that higher inflation resulting from aggressive fiscal and monetary stimulus is a policy choice, not a policy mistake – at least not yet – but it does raise the risk that inflation becomes stickier than desired.

Monetary policy was unchanged in the first half of fiscal year 2021. The Federal Open Market Committee (FOMC) left the fed funds rate target at 0-0.25%, and the Fed will continue to buy at least $80 billion of Treasuries and $40 billion of agency mortgage-backed securities per month “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” With the economy likely to regain growth lost to the pandemic by the end of 2021 and inflation up, the Fed is likely to begin dialing back monetary support for the economy sometime over the next few quarters. We expect that by August or September, the Fed will signal a shift to tapering securities purchases beginning in early 2022. That could set the stage for rate hikes in late 2022 or early 2023. Already, the FOMC’s last “dot plot” from June 2021 showed Committee members expect the fed funds rate to increase by 50 basis points (bp) by year-end 2023, up from no change in prior projections and bringing them roughly in-line with market forward rates. The Fed did make one small policy change in June, raising the interest on overnight reserves (IOER, the rate paid on banks’ reserve deposits at the Fed) by 5 bp to 15 bp. That had the effect of pushing short-term benchmark rates, some of which were hovering around 1 bp, a little farther above zero. One could call it a mini tightening, but we view it as step to promote smooth money market functioning.

Credit conditions broadly improved along with the economy in the fiscal year’s first half. Business bankruptcy filings have continued to decline in 2021 and in May were at the lowest level since 2006. Bank loan quality remained good and improved in most categories in the first calendar quarter of 2021 (latest data available). Total bank loan delinquencies and charge-offs in Q1 were flat or down slightly compared to 4Q2019, before the pandemic struck. This is much better loan performance than expected given the severity of last year’s economic slowdown, and problem loans should remain subdued as economic growth continues over coming quarters. Away from banks, other industries that are major issuers of preferred and contingent capital securities remain broadly healthy. Higher interest rates have brightened outlooks for insurance and other financial services, while utilities and communications businesses benefit from faster economic growth. Even energy companies, which seemed most at risk when economic activity plummeted in 2Q2020, revived in recent quarters as a rising economy drove up energy demand and prices.

Strong economic growth and ongoing fiscal and monetary stimulus translate to a favorable credit environment and, over time, a moderately higher interest rate environment, albeit with more inflation risk than we have needed to contemplate for many years. We believe this should favor fixed income sectors with higher credit spreads and moderate interest rate risk — precisely what preferreds offer today. After a sustained rally since market lows in March 2020, corporate credit spreads reached lows not seen since before the global financial crisis. Additionally, near-zero short-term rates, intermediate Treasury yields below 1.5%, record household savings, and ample liquidity leave investors searching for yield. In this environment, we think preferred and contingent capital securities continue to offer high income and attractive risk-adjusted returns to investors.

A Review of 2021 Dodd-Frank Bank Stress Tests

On June 24, The Federal Reserve released its 2021 large-bank Stress Test results. They were mostly as expected, and all 23 banks “passed” the 2021 stress test amid the prevailing global economic recovery. Under the 2021 “severely adverse scenario”, which factored in unemployment peaking at 10.8% and a 55% drop in the stock market, the average common equity Tier 1 (CET1) capital ratio for this year’s bank participants was 10.6% versus 9.9% in the June 2020 test. Improved year-over-year capital levels reflect both sizable reserves that remain available to absorb loan losses and retained earnings accretion from the elimination of share repurchases and caps on dividends during most of 2020. The temporary caps on dividend increases and share repurchases were removed by the Fed effective June 30, 2021.

Our main takeaway from this year’s stress test is that these large banks remain “well-capitalized,” reporting higher capital levels, and no bank breached minimum capital requirements during the two-year stress period.3 However, while CET1 improved under the 2021 “severely adverse scenario,” average Tier 1 leverage and supplemental leverage ratios were lower than 2020 stress test results. This was due primarily to sizable deposit growth across the U.S. banking system, which in turn was driven by a nearly $4 trillion expansion of the Federal Reserve’s balance sheet. These deposits were invested mostly in low-risk Treasuries and Agency mortgage-backed securities (MBS). These securities reduce a bank’s leverage ratio (which include substantially all assets, regardless of risk weight) but have little impact on risk-weighted capital ratios such as CET1. In fact, 4Q20 risk-weighted assets (RWA) were 11% lower than 4Q19 RWAs. This was attributable to (1) larger U.S. Treasury and Agency MBS securities portfolios, (2) Paycheck Protection Program loans (0% risk weight) replacing declining commercial and industrial (C&I) loan volumes with high risk weights, and (3) lower balances on consumer loans, including credit cards, residential mortgages and home equity loans. Under all scenarios, the 23 large banks maintained capital buffers that were significantly above the Fed’s required minimum, after capital actions.

The Fed also conducted its 2021 Comprehensive Capital Analysis and Review (CCAR) to evaluate banks’ capital plans in light of the stress tests. In contrast to past years, the revised SCB generally removes a requirement for banks to request prior approval from the Fed for incremental capital distributions. As a result, each bank will have more flexibility to increase dividends and share repurchases if earnings accelerate during 2H21 as projected. Our main CCAR takeaway is that banks are exercising greater discipline regarding common shareholder returns than in prior years (a surprise to analysts that expected even bigger increases in dividends and share buybacks). As a result, capital cushions should be higher, adding to banks’ resilience and continuing to support preferred investors.

Monthly Distributions to Fund Shareholders

As mentioned in the letter to shareholders, the Federal Reserve has been an important market force throughout this pandemic. Interest rates remain at very low levels across the entire curve, even though we’ve seen some steepening of the curve this year as prospects for recovery from the pandemic have improved. Leverage cost, which is based on short-term rates, has remained at historically low levels during the pandemic, while top-line income has been a bit more volatile and has trended lower recently given a refinancing wave in the preferred market.

Changes in leverage cost and top-line portfolio income are incorporated into the Fund’s dividend-setting process and are also a normal part of the way credit markets function. Interest rates are not static, and neither are credit spreads. The portfolio is designed to have a wide range of coupons, call protection, and security structures – and each aspect will change over time. We seek to maintain call protection that staggers the impact of changes in interest rates and credit spreads, but the portfolio will normally contain at least some securities subject to being called based on current market conditions. The Fund’s monthly dividend was adjusted modestly lower starting with the May 2021 distribution, reflecting the net effect of these changes in top-line income and leverage cost. Leverage is utilized in the Fund to increase income and returns to shareholders, and leverage continues to enhance distributable income.

The Federal Reserve appears content with an accommodative monetary policy stance for now, which means interest rates could remain low for an extended time. In the case of a policy error, however, rates could also adjust more quickly. Over the near-term, we expect leverage costs to remain low, and top-line income to be under pressure at the margin from tighter credit spreads and refinancing of older securities. We believe the Fund’s strategy of investing in preferred securities and using leverage in an efficient manner will continue to produce a competitive distribution rate for shareholders.

3For stress test purposes, the benchmark for a “well-capitalized” bank remains common equity Tier 1 (CET1) of 4.5% of risk-weighted assets plus a specific Global Systemically Important Bank Holding Company (GSIB) surcharge, where applicable. To pass the stress test, a bank’s projected CET1 ratio must remain above that benchmark by a certain amount, called the Stress Capital Buffer (SCB). The Fed sets the SCB requirement for each of the banks each year. In 2021, most banks saw little to no change, although several, including Citigroup Inc and Wells Fargo & Company’s SCBs rose by about ½% this year. For quarterly reporting purposes, minimum CET1 for a “well-capitalized” bank remains the sum of the 4.5%, a GSIB surcharge, if any, and the specific SCB assigned to each individual bank.

Electing Delivery Preferences

The Securities and Exchange Commission (“SEC”) in recent years made substantial changes to reporting requirements for closed-end investment companies such as the Fund. Among those changes is the option for funds to save on printing and mailing costs by providing electronic access to shareholder reports and notice of their availability. The Fund is no longer required to mail printed shareholder reports unless a shareholder specifically requests a paper copy. Under the new rules, which the Fund adopted this year, shareholders fall into one of three groups.

1.Shareholders who have requested electronic delivery of the report (“edelivery”), either directly from their financial intermediary (if holding shares in “street name” in a brokerage account) or from the Fund (if holding “registered shares” at BNY Mellon/Computershare, the Fund’s transfer agent). When you sign up for edelivery, you will receive an email notification and a weblink to the shareholder report when it is available. If you already elected edelivery, you will not be affected by the new rule and you need not take any action.

2.Shareholders who have requested a printed shareholder report. Once again, this can be done either directly through your financial intermediary or from the Fund (if holding registered shares). Shareholders requesting a printed report will receive it via postal mail.

3.All other shareholders will receive mailed notice that a report is available, along with a web address where it can be accessed via the internet.

Please note, most shareholders hold shares in street name in their brokerage account (rather than registered shares) and should select their delivery preference with their financial intermediary.

We encourage shareholders to choose edelivery. You will receive reports sooner than via postal mail. It’s better for the environment. And it saves the Fund money; printing and mailing reports or notices is expensive, and shareholders bear those expenses. Nonetheless, if you want a printed report, you may request it at no cost to you.

We would like to minimize mailed notices. Postal mailing of notices containing only a website link — while required in the absence of an edelivery election — is not cost effective for the Fund, which is why an edelivery election is the recommended option.

Summarizing how to specify your delivery preferences:

If you hold Fund shares in your brokerage account (most shareholders) and have not already selected your delivery preferences, contact your financial intermediary and request edelivery or printed reports. If you received a mailed notice, specific instructions are printed there.

If you hold shares at the Fund’s transfer agent, BNY Mellon/Computershare, and have not already selected your delivery preferences, contact the transfer agent and request edelivery or printed reports by telephone at 1-866-351-7446 (U.S. toll-free) or +1 (201) 680 6578 (International) or postal mail at BNY Mellon c/o Computershare, P.O. Box 505000, Louisville, KY, 40233-5000, United States.

You may change your delivery preferences at any time. There is no cost to you under any delivery option. In general, elections will apply to all funds held in your account at that financial intermediary. Likewise, your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund.

Thank you for taking the time to make your delivery election!

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2021 (Unaudited)

Additional portfolio information of interest to shareholders is available on the Fund’s website at http://www.preferredincome.com/

Fund Statistics
Net Asset Value	$22.53
Market Price	$23.69
Premium	5.15%
Yield on Market Price†	6.56%
Common Stock Shares Outstanding	10,103,092

†May 2021 dividend of $0.1295 per share,
annualized, divided by Market Price.

Security Ratings*	% of Net Assets††
BBB	42.4%
BB	37.7%
Below “BB”	1.1%
Not Rated**	17.8%

Portfolio Rating Guidelines	% of Net Assets††
Security Rated Below Investment Grade By All***	33.3%
Issuer or Senior Debt Rated Below Investment Grade by All****	5.0%

*Ratings are from Moody’s Investors Service, Inc. May not sum to 100% due to rounding.

**“Not Rated” securities are those with no ratings available from Moody’s. Excludes common stock and money market fund investments and net other assets and liabilities of 0.9%.

***Security rating below investment grade by all of Moody’s, S&P Global Ratings, and Fitch Ratings.

****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 10% of Total Assets.

Industry Categories	% of Net Assets††

Utilities 6.1%
Energy 6.4%
Other 6.2%
Insurance 20.9%
Banking & Financial Services 60.4%

Top 10 Holdings by Issuer% of Net Assets††
MetLife Inc	4.6%
Citigroup Inc	4.0%
Liberty Mutual Group	3.8%
JPMorgan Chase & Co	3.5%
Morgan Stanley	3.2%
Energy Transfer LP	3.0%
BNP Paribas	3.0%
Wells Fargo & Company	2.7%
Societe Generale SA	2.6%
Barclays Bank PLC	2.5%

% of Net Assets*****††
Holdings Generating Qualified Dividend Income (QDI) for Individuals	67%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	45%

*****This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

††Net Assets includes assets attributable to the use of leverage.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2021 (Unaudited)

Shares/$ Par		Value
Preferred Stock & Hybrid Preferred Securities§ — 74.0%
	Banking — 37.6%
34,400	BancorpSouth Bank, 5.50%, Series A	$927,596	*(1)
	Bank of America Corporation:
32,000	4.375%, Series NN	818,080	*(1)
$1,990,000	5.875% to 03/15/28 then 3ML + 2.931%, Series FF	2,236,262	*(1)(2)
19,820	Capital One Financial Corporation, 5.00%, Series I	521,266	*(1)(2)
	Citigroup, Inc.:
$600,000	3.875% to 02/18/26 then T5Y + 3.417%, Series X	605,280	*(1)
$300,000	4.00% to 12/10/25 then T5Y + 3.597%, Series W	306,750	*(1)
$450,000	4.70% to 01/30/25 then SOFRRATE + 3.234%, Series V	463,219	*(1)
$1,120,000	5.95% to 05/15/25 then 3ML + 3.905%, Series P	1,232,560	*(1)(2)
227,619	6.875% to 11/15/23 then 3ML + 4.13%, Series K	6,430,237	*(1)(2)
155,338	7.125% to 09/30/23 then 3ML + 4.04%, Series J	4,431,793	*(1)(2)
	Citizens Financial Group, Inc.:
49,100	6.35% to 04/06/24 then 3ML + 3.642%, Series D	1,404,997	*(1)(2)
$1,300,000	6.375% to 04/06/24 then 3ML + 3.157%, Series C	1,394,250	*(1)(2)
	CoBank ACB:
9,984	6.125%, Series G, 144A****	1,017,370	*(1)
17,500	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	1,925,000	*(1)(2)
25,000	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	2,625,000	*(1)(2)
$609,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	685,125	*(1)(2)
$1,150,000	Comerica, Inc., 5.625% to 10/01/25 then T5Y + 5.291%, Series A	1,278,714	*(1)
$285,000	Compeer Financial ACA, 4.875% to 08/15/26 then T5Y + 4.095%, Series B-1, 144A****	287,850	*(1)
39,000	Dime Community Bancshares, Inc., 5.50%, Series A	1,011,660	*(1)
	Fifth Third Bancorp:
67,291	6.00%, Series A	1,809,562	*(1)(2)
208,100	6.625% to 12/31/23 then 3ML + 3.71%, Series I	5,932,411	*(1)(2)
19,620	First Citizens BancShares, Inc., 5.375%, Series A	521,303	*(1)
	First Horizon Corporation:
21,200	6.50%, Series E	587,876	*(1)
3	FT Real Estate Securities Company, 9.50% 03/31/31, Series B, 144A****	3,911,250
875	First Horizon Bank, 3ML + 0.85%, min 3.75%, 3.75%(3), 144A****	745,937	*(1)
11,400	Fulton Financial Corporation, 5.125%, Series A	299,193	*(1)
	Goldman Sachs Group:
$300,000	4.95% to 02/10/25 then T5Y + 3.224%, Series R	319,500	*(1)
$830,000	5.50% to 08/10/24 then T5Y + 3.623%, Series Q	900,550	*(1)(2)(4)
48,900	6.375% to 05/10/24 then 3ML + 3.55%, Series K	1,429,102	*(1)(2)
42,600	Heartland Financial USA, Inc., 7.00% to 07/15/25 then T5Y + 6.675%, Series E	1,185,771	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2021 (Unaudited)

Shares/$ Par		Value
	HSBC Holdings PLC:
$1,400,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	$2,305,702	(1)(2)(5)
	Huntington Bancshares, Inc.:
98,909	6.25%, Series D	2,522,803	*(1)(2)
$405,000	4.45% to 10/15/27 then T7Y + 4.045%, Series G	433,866	*(1)
$1,175,000	5.625% to 07/15/30 then T10Y + 4.945%, Series F	1,368,581	*(1)
$1,400,000	5.70% to 04/15/23 then 3ML + 2.88%, Series E	1,434,125	*(1)(2)
	JPMorgan Chase & Company:
$2,450,000	3.65% to 06/01/26 then T5Y + 2.85%, Series KK	2,437,137	*(1)
$2,923,000	3ML + 3.47%, 3.6555%(3), Series I	2,912,039	*(1)(2)
$465,000	5.00% to 08/01/24 then SOFRRATE + 3.38%, Series FF	489,206	*(1)(2)
$750,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	794,130	*(1)(2)
$4,791,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	5,269,501	*(1)(2)(4)
114,568	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	3,475,283	*(1)(2)
$3,500,000	M&T Bank Corporation, 6.45% to 02/15/24 then 3ML + 3.61%, Series E	3,841,250	*(1)(2)(4)
21,000	Merchants Bancorp, 6.00% to 10/01/24 then 3ML + 4.569%, Series B	555,555	*(1)
	Morgan Stanley:
$640,000	5.30% to 03/15/23 then 3ML + 3.16%, Series N	667,200	*(1)(2)(4)
213,700	5.85% to 04/15/27 then 3ML + 3.491%, Series K	6,193,026	*(1)(2)
89,000	6.875% to 01/15/24 then 3ML + 3.94%, Series F	2,539,170	*(1)(2)
55,523	7.125% to 10/15/23 then 3ML + 4.32%, Series E	1,611,833	*(1)(2)
235,200	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	6,692,616	*(1)(2)
67,000	Northpointe Bancshares, Inc., 8.25% to 12/30/25 then SOFRRATE + 7.99%, Series A	1,779,855	*(1)
23,066	People’s United Financial, Inc., 5.625% to 12/15/26 then 3ML + 4.02%, Series A	652,883	*(1)
51,441	PNC Financial Services Group, Inc., 6.125% to 05/01/22 then 3ML + 4.067%, Series P	1,351,998	*(1)(2)
	Regions Financial Corporation:
125,350	5.70% to 08/15/29 then 3ML + 3.148%, Series C	3,530,169	*(1)(2)
$775,000	5.75% to 09/15/25 then T5Y + 5.426%, Series D	862,188	*(1)
63,000	Signature Bank, 5.00%, Series A	1,652,490	*(1)
19,947	State Street Corporation, 5.90% to 03/15/24 then 3ML + 3.108%, Series D	567,542	*(1)(2)
13,416	Sterling Bancorp, 6.50%, Series A	356,396	*(1)
	SVB Financial Group:
$825,000	4.00% to 05/15/26 then T5Y + 3.202%, Series C	839,850	*(1)
$400,000	4.10% to 02/15/31 then T10Y + 3.064%, Series B	399,750	*(1)
55,500	Synchrony Financial, 5.625%, Series A	1,483,282	*(1)(2)(4)
91,848	Synovus Financial Corporation, 5.875% to 07/01/24 then T5Y + 4.127%, Series E	2,467,267	*(1)(2)(4)
37,000	Texas Capital Bancshares Inc., 5.75%, Series B	972,175	*(1)
21,000	TriState Capital Holdings, Inc., 6.375% to 07/01/26 then 3ML + 4.088%, Series B	568,995	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2021 (Unaudited)

Shares/$ Par		Value
	Truist Financial Corporation:
20,000	4.75%, Series R	$527,300	*(1)
$1,025,000	4.95% to 12/01/25 then T5Y + 4.605%, Series P	1,117,763	*(1)
$585,000	5.10% to 09/01/30 then T10Y + 4.349%, Series Q	655,200	*(1)
38,203	Valley National Bancorp, 5.50% to 09/30/22 then 3ML + 3.578%, Series B	992,323	*(1)
25,000	Washington Federal, Inc., 4.875%, Series A	655,125	*(1)
	Wells Fargo & Company:
41,000	4.70%, Series AA	1,055,955	*(1)
325	7.50%, Series L	473,310	*(1)
$925,000	3.90% to 03/15/26 then T5Y + 3.453%, Series BB	948,750	*(1)
81,100	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	2,201,362	*(1)(2)
$1,250,000	5.875% to 06/15/25 then 3ML + 3.99%, Series U	1,393,750	*(1)(2)
106,200	6.625% to 03/15/24 then 3ML + 3.69%, Series R	3,052,719	*(1)(2)
49,000	WesBanco, Inc., 6.75% to 11/15/25 then T5Y + 6.557%, Series A	1,382,045	*(1)
48,000	Wintrust Financial Corporation, 6.875% to 07/15/25 then T5Y + 6.507%, Series E	1,367,760	*(1)
	Zions Bancorporation:
5,000	6.30% to 03/15/23 then 3ML + 4.24%, Series G	137,284	*(1)
$1,800,000	7.20% to 09/15/23 then 3ML + 4.44%, Series J	1,971,450	*(1)(2)
		128,205,423
	Financial Services — 2.8%
$2,530,000	AerCap Holdings NV, 5.875% to 10/10/24 then T5Y + 4.535%, 10/10/79	2,622,257	**(2)(5)
	Ally Financial, Inc.:
$1,390,000	4.70% to 05/15/26 then T5Y + 3.868%, Series B	1,431,700	*(1)
$925,000	4.70% to 05/15/28 then T7Y + 3.481%, Series C	935,406	*(1)
$880,000	Discover Financial Services, 6.125% to 09/23/25 then T5Y + 5.783%, Series D	993,036	*(1)
	General Motors Financial Company:
$800,000	5.70% to 09/30/30 then T5Y + 4.997%, Series C	899,000	*(1)
$610,000	5.75% to 09/30/27 then 3ML + 3.598%, Series A	664,900	*(1)(2)
$1,000,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	1,110,625	*(1)(2)
29,000	Stifel Financial Corp., 6.25%, Series B	785,056	*(1)(2)
		9,441,980
	Insurance — 17.6%
67,000	American Equity Investment Life Holding Company, 5.95% to 12/01/24 then T5Y + 4.322%, Series A	1,826,755	*(1)(2)(4)
$2,150,000	American International Group, Inc., 8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58	3,158,296	(2)(4)
	Arch Capital Group, Ltd.:
5,382	5.25%, Series E	137,322	**(1)(2)(5)
11,500	5.45%, Series F	303,830	**(1)(2)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2021 (Unaudited)

Shares/$ Par		Value
	Aspen Insurance Holdings Ltd.:
25,000	5.625%	$656,625	**(1)(2)(5)
5,674	5.95% to 07/01/23 then 3ML + 4.06%	151,326	**(1)(5)
19,300	Assurant, Inc., 5.25% 01/15/61	512,125
	Athene Holding Ltd.:
28,800	4.875%, Series D	729,936	**(1)(5)
120,000	6.35% to 06/30/29 then 3ML + 4.253%, Series A	3,490,200	**(1)(2)(5)
31,000	6.375% to 09/30/25 then T5Y + 5.97%, Series C	888,615	**(1)(5)
$620,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	858,381	**(1)(2)(5)
870	Axis Capital Holdings Ltd., 5.50%, Series E	22,198	**(1)(5)
$880,000	AXIS Specialty Finance LLC, 4.90% to 01/15/30 then T5Y + 3.186%, 01/15/40	930,600	(2)(4)(5)
	Chubb Ltd.:
$1,440,000	Ace Capital Trust II, 9.70% 04/01/30	2,187,007	(2)
16,100	CNO Financial Group, Inc., 5.125% 11/25/60	413,688
224,200	Delphi Financial Group, 3ML + 3.19%, 3.3459%(3), 05/15/37	4,999,660	(2)(4)
	Enstar Group Ltd.:
61,000	7.00% to 09/01/28 then 3ML + 4.015%, Series D	1,751,462	**(1)(2)(5)
$575,000	Enstar Finance LLC, 5.75% to 09/01/25 then T5Y + 5.468%, 09/01/40	612,375	(5)
$150,000	Equitable Holdings, Inc., 4.95% to 12/15/25 then T5Y + 4.736%, Series B	161,625	*(1)
$1,519,000	Everest Reinsurance Holdings, 3ML + 2.385%, 2.5409%(3), 05/15/37	1,424,005	(2)(4)
$1,000,000	Kuvare US Holdings, Inc., 7.00% to 05/01/26 then T5Y + 6.541%, 02/17/51, 144A****	1,028,022	*
$6,351,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	8,317,057	(2)(4)
	MetLife, Inc.:
$5,335,000	9.25% 04/08/38, 144A****	8,001,048	(2)(4)
$4,130,000	10.75% 08/01/39	6,979,001	(2)(4)
$577,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	800,588	(2)
10,400	RenaissanceRe Holdings Ltd., 5.75%, Series F	278,967	**(1)(2)(5)
$1,300,000	SBL Holdings, Inc., 7.00% to 05/13/25 then T5Y + 5.58%, Series A, 144A****	1,313,000	*(1)(2)(4)
	Unum Group:
$5,803,000	Provident Financing Trust I, 7.405% 03/15/38	6,948,777	(2)(4)
33,000	Voya Financial, Inc., 5.35% to 09/15/29 then T5Y + 3.21%, Series B	926,392	*(1)
		59,808,883
	Utilities — 6.1%
54,010	Algonquin Power & Utilities Corporation, 6.20% to 07/01/24 then 3ML + 4.01%, 07/01/79, Series 2019-A	1,518,356	(2)(5)
$900,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3ML + 3.27%, Series A	961,312	*(1)(2)
	Commonwealth Edison:
$3,394,000	COMED Financing III, 6.35% 03/15/33	4,115,791	(2)(4)
$800,000	Edison International, 5.375% to 03/15/26 then T5Y + 4.698%, Series A	810,000	*(1)
$2,940,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	3,388,512	(2)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2021 (Unaudited)

Shares/$ Par		Value
17,800	Indianapolis Power & Light Company, 5.65%	$1,857,430	*(1)(2)
94,233	Integrys Energy Group, Inc., 6.00% to 08/01/23 then 3ML + 3.22%, 08/01/73	2,464,193	(2)(4)
	NiSource, Inc.:
$440,000	5.65% to 06/15/23 then T5Y + 2.843%, Series A	462,550	*(1)
40,000	6.50% to 03/15/24 then T5Y + 3.632%, Series B	1,121,300	*(1)(2)
$1,400,000	Sempra Energy, 4.875% to 10/15/25 then T5Y + 4.55%, Series C	1,522,500	*(1)
	Southern California Edison:
176	SCE Trust II, 5.10%, Series G	4,413	*(1)
42,740	SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	1,088,374	*(1)(2)
$600,000	Southern California Edison Company, 6.25% to 02/01/22 then 3ML + 4.199%, Series E	612,150	*(1)(2)
$950,000	Southern Company, 3.75% to 09/15/26 then T5Y + 2.915%, 09/15/51, Series 2021-A	966,207
		20,893,088
	Energy — 6.0%
	DCP Midstream LP:
$1,550,000	7.375% to 12/15/22 then 3ML + 5.148%, Series A	1,488,000	(1)(2)
5,200	7.875% to 06/15/23 then 3ML + 4.919%, Series B	125,887	(1)
$750,000	DCP Midstream LLC, 5.85% to 05/21/23 then 3ML + 3.85%, 05/21/43, 144A****	689,471
	Enbridge, Inc.:
$380,000	5.75% to 07/15/30 then T5Y + 5.314%, 07/15/80, Series 2020-A	418,000	(5)
$1,500,000	6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77, Series 2016-A	1,621,551	(2)(4)(5)
	Energy Transfer LP:
	Energy Transfer Operating LP:
$901,000	7.125% to 05/15/30 then T5Y + 5.306%, Series G	937,905	(1)
136,020	7.375% to 05/15/23 then 3ML + 4.53%, Series C	3,345,412	(1)(2)(4)
187,800	7.60% to 05/15/24 then 3ML + 5.161%, Series E	4,729,743	(1)(2)(4)
2,100	7.625% to 08/15/23 then 3ML + 4.738%, Series D	52,523	(1)
$1,000,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	1,029,306	(2)(4)
$2,120,000	MPLX LP, 6.875% to 02/15/23 then 3ML + 4.652%, Series B	2,146,500	(1)(2)(4)
45,500	NuStar Logistics LP, 3ML + 6.734%, 6.9178%(3), 01/15/43	1,141,595	(2)(4)
	Transcanada Pipelines, Ltd.:
$2,250,000	5.50% to 09/15/29 then SOFRRATE + 4.416%, 09/15/79	2,452,500	(2)(5)
$300,000	5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	333,375	(2)(5)
		20,511,768
	Communication — 0.3%
$900,000	Vodafone Group PLC, 7.00% to 04/04/29 then SW5 + 4.873%, 04/04/79	1,084,822	(2)(5)
		1,084,822

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2021 (Unaudited)

Shares/$ Par		Value
	Real Estate Investment Trust (REIT) — 0.7%
4,540	Annaly Capital Management, Inc., 6.95% to 09/30/22 then 3ML + 4.993%, Series F	$115,588	(1)
30,000	Arbor Realty Trust, Inc., 6.375%, Series D	771,450	(1)
61,200	KKR Real Estate Finance Trust, Inc., 6.50%, Series A	1,584,774	(1)
		2,471,812
	Miscellaneous Industries — 2.9%
$440,000	Apollo Management Holdings LP, 4.95% to 12/17/24 then T5Y + 3.266%, 01/14/50, 144A****	455,950
	Land O’ Lakes, Inc.:
$1,500,000	7.00%, Series C, 144A****	1,543,125	*(1)(2)
$4,350,000	7.25%, Series B, 144A****	4,572,764	*(1)(2)
34,700	Ocean Spray Cranberries, Inc., 6.25%, Series A, 144A****	3,227,100	*(1)(2)
		9,798,939
	Total Preferred Stock & Hybrid Preferred Securities (Cost $228,486,642)	252,216,715

Contingent Capital Securities† — 20.9%
	Banking — 18.8%
$2,550,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	2,998,379	**(1)(2)(5)
	Banco Bilbao Vizcaya Argentaria SA:
$3,000,000	6.125% to 11/16/27 then SW5 + 3.87%	3,209,010	**(1)(2)(5)
$1,000,000	6.50% to 03/05/25 then T5Y + 5.192%, Series 9	1,088,710	**(1)(2)(5)
	Banco Mercantil del Norte SA:
$492,000	7.50% to 06/27/29 then T10Y + 5.47%, 144A****	553,008	**(1)(5)
$710,000	7.625% to 01/10/28 then T10Y + 5.353%, 144A****	798,668	**(1)(5)
$4,000,000	Banco Santander SA, 4.75% to 05/12/27 then T5Y + 3.753%, 144A****	4,030,000	**(1)(5)
	Barclays Bank PLC:
$980,000	6.125% to 06/15/26 then T5Y + 5.867%	1,082,900	**(1)(5)
$1,310,000	7.75% to 09/15/23 then SW5 + 4.842%	1,441,000	**(1)(2)(5)
$3,220,000	7.875% to 03/15/22 then SW5 + 6.772%, 144A****	3,367,737	**(1)(2)(5)
$2,285,000	8.00% to 06/15/24 then T5Y + 5.672%	2,597,759	**(1)(2)(5)
$670,000	BBVA Bancomer SA, 5.875% to 09/13/29 then T5Y + 4.308%, 09/13/34, 144A****	732,394	(2)(5)
	BNP Paribas:
$475,000	4.625% to 02/25/31 then T5Y + 3.34%, 144A****	485,688	**(1)(5)
$560,000	7.00% to 08/16/28 then SW5 + 3.98%, 144A****	666,050	**(1)(5)
$7,830,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	9,102,962	**(1)(2)(4)(5)
$395,000	Credit Agricole SA, 7.875% to 01/23/24 then SW5 + 4.898%, 144A****	446,844	**(1)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2021 (Unaudited)

Shares/$ Par		Value
	Credit Suisse Group AG:
$280,000	5.10% to 01/24/30 then T5Y + 3.293%, 144A****	$284,180	**(1)(5)
$1,500,000	6.375% to 08/21/26 then T5Y + 4.828%, 144A****	1,640,003	**(1)(2)(4)(5)
$1,000,000	7.25% to 09/12/25 then ISDA5 + 4.332%, 144A****	1,115,995	**(1)(2)(5)
$1,100,000	7.50% to 07/17/23 then SW5 + 4.60%, 144A****	1,189,650	**(1)(2)(5)
	HSBC Holdings PLC:
$500,000	6.00% to 05/22/27 then ISDA5 + 3.746%	552,500	**(1)(2)(5)
$4,265,000	6.50% to 03/23/28 then ISDA5 + 3.606%	4,872,741	**(1)(2)(4)(5)
$2,750,000	Lloyds Banking Group PLC, 7.50% to 09/27/25 then SW5 + 4.496%	3,191,705	**(1)(2)(4)(5)
$730,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	790,470	**(1)(2)(5)
	Societe Generale SA:
$1,000,000	4.75% to 05/26/26 then T5Y + 3.931%, 144A****	1,026,300	**(1)(5)
$1,000,000	5.375% to 11/18/30 then T5Y + 4.514%, 144A****	1,046,250	**(1)(5)
$6,000,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	6,706,500	**(1)(2)(4)(5)
	Standard Chartered PLC:
$450,000	4.75% to 07/14/31 then T5Y + 3.805%, 144A****	462,319	**(1)(5)
$3,510,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	3,678,638	**(1)(2)(4)(5)
$1,500,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	1,636,665	**(1)(2)(5)
	UBS Group AG:
$675,000	4.375% to 02/10/31 then T5Y + 3.313%, 144A****	674,156	**(1)(5)
$2,500,000	UBS Group Funding Switzerland AG, 7.00% to 01/31/24 then SW5 + 4.344%, 144A****	2,756,437	**(1)(2)(5)
		64,225,618
	Financial Services — 0.1%
$400,000	Deutsche Bank AG, 6.00% to 04/30/26 then T5Y + 4.524%	422,000	**(1)(5)
		422,000
	Insurance — 2.0%
	QBE Insurance Group Ltd.:
$675,000	5.875% to 05/12/25 then T5Y + 5.513%, 144A****	734,906	**(1)(5)
$5,300,000	7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	5,939,180	(2)(5)
		6,674,086
	Total Contingent Capital Securities (Cost $65,166,013)	71,321,704

Corporate Debt Securities§ — 4.2%
	Banking — 1.0%
	Texas Capital Bancshares Inc.:
94,269	6.50% 09/21/42, Sub Notes	2,397,336
$650,000	4.00% to 05/06/26 then T5Y + 3.15%, 05/06/31, Sub Notes	664,950
10,900	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	301,020
		3,363,306

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2021 (Unaudited)

Shares/$ Par		Value
	Insurance — 1.4%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	$4,606,848	(2)
		4,606,848
	Energy — 0.4%
	Energy Transfer LP:
$940,000	Energy Transfer Operating LP, 8.25% 11/15/29	1,275,002	(2)(4)
		1,275,002
	Communication — 0.5%
	Qwest Corporation:
29,941	6.50% 09/01/56	760,352
41,820	6.75% 06/15/57	1,115,080	(2)
		1,875,432
	Miscellaneous Industries — 0.9%
$2,160,000	Pulte Group, Inc., 7.875% 06/15/32	3,069,900	(2)(4)
		3,069,900
	Total Corporate Debt Securities (Cost $11,117,973)	14,190,488

Money Market Fund — 0.2%
	BlackRock Liquidity Funds:
770,959	T-Fund, Institutional Class	770,959

	Total Money Market Fund (Cost $770,959)	770,959

Total Investments (Cost $305,541,587***)	99.3%	338,499,866

Other Assets and Liabilities, excluding Loan Payable (net)	0.7%	2,264,872

Total Managed Assets	100.0%‡	$340,764,738

Loan Principal Balance		(113,100,000)

Total Net Assets Available To Common Stock		$227,664,738

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2021 (Unaudited)

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**Securities distributing Qualified Dividend Income only.

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2021, these securities amounted to $101,779,967 or 29.9% of total managed assets.

(1)Perpetual security with no stated maturity date.

(2)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $253,844,025 at May 31, 2021.

(3)Represents the rate in effect as of the reporting date.

(4)All or a portion of this security has been rehypothecated. The total value of such securities was $104,812,809 at May 31, 2021.

(5)Foreign Issuer.

†A Contingent Capital Security is a hybrid security with contractual loss-absorption characteristics.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML—3-Month ICE LIBOR USD A/360

ISDA5—5-year USD ICE Swap Semiannual 30/360

SOFRRATE—Secured Overnight Funding Rate, Federal Reserve Bank of New York

SW5—5-year USD Swap Semiannual 30/360

SW10—10-year USD Swap Semiannual 30/360

T5Y—Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield

T7Y—Federal Reserve H.15 7-Yr Constant Maturity Treasury Semiannual yield

T10Y—Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2021 (Unaudited)

ASSETS:
Investments, at value (Cost $305,541,587)		$338,499,866
Dividends and interest receivable		2,909,537
Receivable for fund shares sold		124,975
Receivable for securities sold		1,260,594
Prepaid expenses		102,193
Total Assets		342,897,165

LIABILITIES:
Loan Payable	$113,100,000
Interest expense payable	87,127
Payable for investments purchased	1,675,000
Dividends payable to Common Stock Shareholders	105,742
Investment advisory fees payable	163,879
Administration, Transfer Agent and Custodian fees payable	40,807
Servicing Agent fees payable	14,884
Professional fees payable	39,156
Accrued expenses and other payables	5,832
Total Liabilities		115,232,427
NET ASSETS AVAILABLE TO COMMON STOCK		$227,664,738

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings		$12,207,251
Par value of Common Stock		101,031
Paid-in capital in excess of par value of Common Stock		215,356,456
Total Net Assets Available to Common Stock		$227,664,738

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (10,103,092 shares outstanding)		$22.53

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2021 (Unaudited)

INVESTMENT INCOME:
Dividends†		$3,883,308
Interest		5,449,434
Rehypothecation Income		18,296
Total Investment Income		9,351,038

EXPENSES:
Investment advisory fees	$912,022
Interest expenses	505,976
Administrator’s fees	138,192
Servicing Agent fees	81,220
Professional fees	59,332
Insurance expenses	44,301
Transfer Agent fees	14,642
Directors’ fees	29,120
Custodian fees	18,419
Compliance fees	18,200
Other	54,584
Total Expenses		1,876,008
NET INVESTMENT INCOME		7,475,030

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the period		733,862
Change in unrealized appreciation/(depreciation) of investments		5,323,249
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		6,057,111

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$13,532,141

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2021 (Unaudited)	Year Ended November 30, 2020
OPERATIONS:
Net investment income	$7,475,030	$14,833,479
Net realized gain on investments sold during the period	733,862	224,549
Change in net unrealized appreciation/(depreciation) of investments	5,323,249	2,341,866
Net increase in net assets resulting from operations	13,532,141	17,399,894

DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(7,930,803)	(14,919,049)
Total Distributions	(7,930,803)	(14,919,049)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	650,562	991,605
Increase from shares issued under the at-the-market program(2)	1,224,542	—
Net increase in net assets available to Common Stock resulting from Fund share transactions	1,875,104	991,605

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$7,476,442	$3,472,450

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$220,188,296	$216,715,846
Net increase in net assets during the period	7,476,442	3,472,450
End of period	$227,664,738	$220,188,296

(1)May include income earned, but not paid out, in prior fiscal year.

(2)Net of offering costs of $2,051 and $0 for the six months ended May 31, 2021 and the year ended November 30, 2020, respectively.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2021 (Unaudited)

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$13,532,141

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(27,200,379)
Proceeds from disposition of investment securities	20,580,108
Net purchases of short-term investment securities	(589,100)
Cash received from litigation claim	11,172
Decrease in dividends and interest receivable	115,577
Increase in receivable for investments sold	(1,243,248)
Increase in prepaid expenses	(59,007)
Net amortization/(accretion) of premium/(discount)	234,859
Increase in interest expense payable	2,237
Increase in payable for investments purchased	1,675,000
Increase in payables to related parties	20,000
Decrease in accrued expenses and other liabilities	(34,922)
Change in net unrealized (appreciation)/depreciation of investments	(5,323,249)
Net realized gain from investments sold	(733,862)
Net cash provided by operating activities	987,327

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	5,200,000
Net proceeds from at-the-market program shares sold	1,099,567
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net distributable earnings	(7,286,894)
Net cash used in financing activities	(987,327)
Net increase/(decrease) in cash	—

CASH:
Beginning of the period	$—
End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$503,739
Reinvestment of dividends	650,562
Decrease of dividends payable to common stock shareholders	(6,653)

Flaherty & Crumrine Total Return Fund Incorporated

Financial Highlights

For a Common Stock share outstanding throughout each period

The accompanying notes are an integral part of the financial statements.

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2021 (Unaudited)		Year Ended November 30,
			2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$21.97		$21.72	$19.10	$21.69	$19.82	$20.36
INVESTMENT OPERATIONS:
Net investment income	0.74		1.48	1.32	1.33	1.43	1.60
Net realized and unrealized gain/(loss) on investments	0.60		0.26	2.68	(2.48)	2.01	(0.51)
Total from investment operations	1.34		1.74	4.00	(1.15)	3.44	1.09
FINANCING OPERATIONS:
Premium from shelf offering, net of offering cost	0.01		—	—	—	—	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.79)		(1.49)	(1.38)	(1.44)	(1.57)	(1.63)
Total distributions to Common Stock Shareholders	(0.79)		(1.49)	(1.38)	(1.44)	(1.57)	(1.63)
Net asset value, end of period	$22.53		$21.97	$21.72	$19.10	$21.69	$19.82
Market value, end of period	$23.69		$23.14	$22.10	$17.07	$21.33	$20.08
Total investment return based on net asset value*	6.18	%***	8.83%	21.83%	(5.14)%	17.85%	5.51%
Total investment return based on market value*	6.01	%***	12.66%	38.70%	(13.79)%	14.39%	12.06%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$227,665		$220,188	$216,716	$190,202	$215,986	$196,922
Operating expenses including interest expense(1)	1.68	%**	2.05%	2.92%	2.65%	2.27%	2.04%
Operating expenses excluding interest expense	1.23	%**	1.24%	1.26%	1.23%	1.26%	1.30%
Net investment income†	6.71	%**	7.21%	6.40%	6.42%	6.73%	7.89%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	6	%***	12%	18%	13%	21%	14%
Total managed assets, end of period (in 000’s)	$340,765		$328,088	$324,616	$298,102	$323,886	$301,722
Ratio of operating expenses including interest expense(1) to average total managed assets	1.13	%**	1.34%	1.91%	1.74%	1.52%	1.34%
Ratio of operating expenses excluding interest expense to average total managed assets	0.83	%**	0.82%	0.83%	0.81%	0.84%	0.86%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

**Annualized.

***Not annualized.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2020	$0.1320	$22.33	$23.67	$22.49
January 29, 2021	0.1320	22.13	23.06	22.13
February 26, 2021	0.1320	21.84	22.85	21.84
March 31, 2021	0.1320	22.09	24.39	23.17
April 30, 2021	0.1320	22.43	24.74	23.50
May 28, 2021	0.1295	22.53	23.69	22.54

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	5/31/2021*	11/30/2020	11/30/2019	11/30/2018	11/30/2017	11/30/2016
Total Debt Outstanding, End of Period (000s)(1)	$113,100	$107,900	$107,900	$107,900	$107,900	$104,800
Asset Coverage per $1,000 of Debt(2)	3,013	3,041	3,008	2,763	3,002	2,879

*Unaudited

(1)See Note 7.

(2)Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.Organization

Flaherty & Crumrine Total Return Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on June 23, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide its common shareholders with high current income. The Fund’s secondary investment objective is capital appreciation.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), including the accounting and reporting principles under ASC 946-10-50-1, and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator (as defined below) no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors (the “Board”) of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of May 31, 2021 is as follows:

	Total Value at May 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stock & Hybrid Preferred Securities
Banking	$128,205,423	$99,512,161	$28,693,262	$—
Financial Services	9,441,980	6,439,319	3,002,661	—
Insurance	59,808,883	12,089,441	47,719,442	—
Utilities	20,893,088	7,992,462	12,900,626	—
Energy	20,511,768	13,268,371	7,243,397	—
Communication	1,084,822	1,084,822	—	—
Real Estate Investment Trust (REIT)	2,471,812	2,471,812	—	—
Miscellaneous Industries	9,798,939	—	9,798,939	—
Contingent Capital Securities
Banking	64,225,618	21,658,755	42,566,863	—
Financial Services	422,000	422,000	—	—
Insurance	6,674,086	—	6,674,086	—
Corporate Debt Securities
Banking	3,363,306	3,363,306	—	—
Insurance	4,606,848	—	4,606,848	—
Energy	1,275,002	—	1,275,002	—
Communication	1,875,432	1,875,432	—	—
Miscellaneous Industries	3,069,900	—	3,069,900	—
Money Market Fund	770,959	770,959	—	—
Total Investments	$338,499,866	$170,948,840	$167,551,026	$—

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board and are unaffiliated with the Adviser (as defined below). To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Prepaid expenses: Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and at-the-market program expenses represent fees and expenses incurred to establish and maintain the Fund’s shelf registration and at-the-market program. Those expenses are allocated to paid-in capital for each transaction on a pro-rata basis based on gross proceeds relative to the total amount offered under the shelf registration. Any unallocated prepaid expense balance associated with the shelf registration and the at-the-market program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or at-the-market program.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2020, 2019 and 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 was as follows:

	Distributions paid in fiscal year 2021		Distributions paid in fiscal year 2020
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	N/A	N/A	$14,919,049	$0

As of November 30, 2020, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(17,464,034)	$425,112	$0	$22,787,268

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains.

No Expiration Short Term	No Expiration Long Term	Total
$1,550,861	$15,913,173	$17,464,034

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $15,300 of federal excise taxes attributable to calendar year 2020 in March 2021.

3.Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the first $200 million of the Fund’s average weekly total managed assets, 0.50% of the next $300 million of the Fund’s average weekly total managed assets, and 0.45% of the Fund’s average weekly total managed assets above $500 million.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

For purposes of calculating the fees payable to the Adviser, Servicing Agent (as defined below), Administrator and Custodian (as defined below), the Fund’s average weekly total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Destra Capital Advisors LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a monthly fee calculated in an annual amount equal to (a) an FC Funds Fee (defined below) times (b) the Fund’s average weekly net assets attributable to Common Stock divided by the average weekly net assets attributable to the aggregate common stock of both the Fund and Flaherty & Crumrine Preferred and Income Securities Fund (together with the Fund, the “FC Funds”). The FC Funds Fee is 0.10% on the first $500 million of average weekly net assets attributable to the common stock of the FC Funds and 0.05% on average weekly net assets greater than $500 million.

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares of Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets, and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) (c/o, Computershare) serves as the Fund’s transfer agent, dividend disbursing agent and registrar (the “Transfer Agent”). As compensation for BNYIS’ services as Transfer Agent, the Fund pays BNYIS a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director, who is not a director, officer or employee of the Adviser, a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.Purchases and Sales of Securities

For the six months ended May 31, 2021, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $27,200,379 and $20,580,108, respectively.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

At May 31, 2021, the aggregate cost of securities for federal income tax purposes was $310,389,349, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $33,968,093 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,857,576.

5.Common Stock

At May 31, 2021, 240,000,000 shares of $0.01 par value Common Stock were authorized.

The Fund has an effective “shelf” registration statement that allows it to issue shares of Common Stock periodically pursuant to Rule 415 under the Securities Act of 1933 (the “Shelf Registration Statement”). The Shelf Registration Statement permits the Fund to offer and sell Common Stock having an aggregate offering value of up to $75,000,000. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund generally may not sell Common Stock at a price below the current net asset value of such Common Stock, net of any distributing commission or discount. Accordingly, the Fund may be unable to issue Common Stock from time to time, particularly when the shares of Common Stock are trading at a discount to their net asset value. The Fund is not required to issue Common Stock pursuant to the Shelf Registration Statement and may choose not to do so.

The Fund has entered into an at-the-market sales agreement (the “Sales Agreement”) with Virtu Americas LLC (“Virtu”) under which Virtu acts as the Fund’s agent or principal for the offer and sale of the Common Stock. Virtu is entitled to compensation at a commission rate of up to 1.0% of the gross sales price per share sold under the Sales Agreement.

The aggregate dollar amount of Common Stock available under the Shelf Registration Statement as of May 31, 2021 was $73,773,407.

Common Stock transactions were as follows:

	Six Months Ended 5/31/2021		Year Ended 11/30/2020
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	28,926	$650,562	47,252	$991,605
Shares Sold through and net proceeds from Shelf Offering	51,230	$1,224,542	—	$—

Costs incurred by the Fund in connection with the Shelf Registration Statement are recorded as a prepaid expense and included in “Prepaid Expenses” on the Statement of Assets and Liabilities. These costs are amortized pro rata as Common Stock is sold and are recognized as a component of “Increase from shares issued under the at-the-market program” on the Statement of Changes in Net Assets. Any deferred offering costs remaining three years after effective date of the Shelf Registration will be expensed. Costs incurred by the Fund to keep the Shelf Registration current are expensed as incurred and recognized as a component of “Expenses: Other” on the Statement of Operations.

6.Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage International, LTD. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2021, the committed amount, and amount borrowed, under the Financing Agreement was $113.1 million.

Effective September 1, 2017, the lender charges an annualized rate of one-month LIBOR (reset monthly) plus 0.80% on the drawn (borrowed) balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the six months ended May 31, 2021, the daily weighted average annualized interest rate on the drawn balance was 0.923% and the average daily loan balance was $108,500,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, more than 50% of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked- to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. For the six months ended May 31, 2021, Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations. The Fund had Rehypothecated Securities and had rehypothecation income for the fiscal year ended November 30, 2020 in the amount of $52,903.

8.Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2021, there were no brokerage commissions incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 14, 2020. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-PORT

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit on Form N-PORT, the latest of which was filed for the quarter ended February 28, 2021. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Meeting of Shareholders

On April 21, 2021, the Fund held its Annual Meeting of Shareholders for the purpose of electing a Director of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
Morgan Gust	7,780,368.496	168,193.000

Messrs. R. Eric Chadwick and David Gale and Ms. Karen H. Hogan continue to serve in their capacities as Directors of the Fund.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:
Morgan Gust 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 74	Lead Independent Director and Nominating and Governance Committee Chair	Class II Director since inception	Majority owner and Executive Manager of various entities engaged in commercial farming, agriculture and real estate.	5	None
David Gale 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 72	Director	Class I Director since inception	President of Delta Dividend Group, Inc. (investments).	5	None
Karen H. Hogan 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 60	Director and Audit Committee Chair	Class III Director since 2016†	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2023 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2024 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2022 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

†Ms. Hogan served as a Class II Director from 2005 - 2016.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR and OFFICER:
R. Eric Chadwick(1) 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 46	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2023 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2024 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2022 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

(1)“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
OFFICERS:
Chad C. Conwell 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 48	Chief Compliance Officer, Vice President and Secretary	Since 2005	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine
Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 61	Chief Financial Officer, Vice President and Treasurer	Since Inception	Portfolio Manager and Executive Vice President of Flaherty & Crumrine
Roger Ko 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 46	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine
Laurie C. Lodolo 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 57	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine
Linda M. Puchalski** 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 64	Assistant Treasurer	Since 2010	Administrator of Flaherty & Crumrine

*Each officer serves until their successor is elected and qualifies or until their earlier resignation or removal.

**Ms. Puchalski retired and is no longer an Assistant Treasurer of the Fund effective June 30, 2021.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

On January 20, 2021, the Board of Directors (the “Board”) of the Flaherty & Crumrine Total Return Fund Incorporated (the “Fund”) approved the continuation of the existing investment advisory agreement with Flaherty & Crumrine Incorporated (the “Adviser”) (the “Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with Fund management this and other information relating to the Agreement during the Special Meeting held on January 12, 2021 for that specific purpose. In reaching their determinations relating to continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and their multi-year experience as directors of the Fund. In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, as well as the continued provision of significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally, (ii) the Adviser’s internal resources dedicated to identifying opportunities to add additional value through tracking and hedging, and (iii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates and the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Performance

The Board members took note of the Adviser’s continued adherence to its investment discipline. The Board members were provided with information regarding the Fund’s total return on net asset value performance in comparison to its peer funds for the 1-, 3-, 5-, and 10-year periods. This information showed that the Fund’s performance was above the peer group average for the 1-, 3-, 5-, and 10-year periods. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and took note of differences between the Fund and certain funds in the comparison group. The Board members also reviewed in detail relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees, below average advisory/administration fees, and a slightly below average total expense ratio.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods. The Board members also considered that the Adviser provided, for a lower fee, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members were advised by the Adviser that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of potential economies of scale.

In light of their discussions and considerations as described above, the Board members made the following determinations:

•the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•the Fund’s overall performance over time has been satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them;

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ADDITIONAL INFORMATION (Unaudited) (Continued)

•the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information considered over relevant time periods, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•as a closed-end Fund, there were limited opportunities to generate significant economies of scale by the Adviser as the Fund’s assets grew, however, the investment advisory fee was structured to provide for a sharing of the benefits of economies of scale with shareholders.

Based on these conclusions, the Board members determined to approve continuation of the Agreement.

Flaherty & Crumrine Total Return Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited)

Investment Objective and Policies

The Fund’s primary investment objective is to provide its common shareholders with high current income . The Fund’s secondary investment objective is capital appreciation. The Fund’s investment objectives may not be changed except through an amendment to the Fund’s Articles of Incorporation. Any such amendment would require the affirmative vote of at least 80% of the votes of the Fund’s Common Shares and preferred stock (“Preferred Shares”) entitled to be cast by shareholders, voting together as a single class, and of at least 80% of the votes of the Fund’s Preferred Shares entitled to be cast by shareholders, voting as a separate class.

In seeking its investment objectives, the Fund normally will invest at least 80% of its total assets in a diversified portfolio of preferred securities and other income-producing securities, consisting of various debt securities. The portions of the Fund’s assets invested in various types of preferred, debt or common stock may vary from time to time depending on market conditions, although the Fund will normally invest at least 50% of its total assets in preferred securities.

The Fund will invest, under normal market conditions, at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, communications and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate considering current market and credit conditions.

The Fund may invest up to 100% of its total assets in securities of U.S. companies, and may also invest up to 30% of its total assets in U.S. dollar-denominated securities issued by companies organized or having their principal place of business outside the United States.

At the time of purchase, at least 90% of the Fund’s total assets will be either (a) rated investment grade by any one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”) or (b) issued by companies with issuer or senior unsecured debt ratings that are investment grade by any one of Moody’s, S&P or Fitch. In addition, for purposes of this 90% policy, the Fund may include unrated securities that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. Some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative.

The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of many preferred securities and CoCos, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. The Fund can buy securities of any maturity or duration. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise by 1% and increase in value by 3% if interest rates fall by 1%.

The portion of the Fund’s total assets not invested in preferred and other income-producing securities may be invested in, among other securities, common stocks, money market instruments, money market mutual funds, asset- backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

Unless designated as a “fundamental policy” and except as described above, the investment limitations and policies of the Fund may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies and Techniques

Preferred Securities. Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds. Similar to bonds, preferred securities, which generally pay fixed- or adjustable-rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default. Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.

Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on a stock exchange and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade over-the-counter (“OTC”) and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable, and many preferred securities are non-cumulative, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.

Debt Securities. The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay

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the amount borrowed on or before maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.

Contingent Capital Securities. Contingent capital securities or “CoCos” have features similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions that make the securities more like equity. An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Illiquid Securities. The Fund may invest up to 20% of its total assets in instruments that lack a secondary trading market or are otherwise considered illiquid. Generally, illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe declines in the market value of many investments; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long- term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The impact of the COVID-19 pandemic will last for an extended period of time. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local

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and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. These actions have resulted in significant expansion of public debt, including in the U.S. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy asset-coverage requirements under its Financing Agreement, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Preferred, Contingent Capital and Other Subordinated Securities Risk. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

Contingent Capital Securities Risk. Contingent capital securities or “CoCos” have features and risks similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions and restrictions on dividend or interest payments that make the securities more like equity. This is particularly true in the financial sector, the largest preferred issuer segment.

In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors. In addition, interest or dividend payments may be reduced or eliminated if certain earnings or capital levels are breached.

Trust Preferred Securities Risk. Some preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have

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recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security.

Concentration Risk. The Fund invests at least 25% of its total assets in the financials sector. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financials sector.

Financials Sector Risk. The financials sector is especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, preferred securities and contingent capital securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

High Yield Securities Risk. Although high yield securities generally pay higher rates of interest than investment grade securities, high yield securities are high-risk investments that may cause income and principal losses for the Fund. High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger

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amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, for example, leaving few or no assets available to repay high yield bond holders. Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There may be significant differences in the prices quoted for high yield securities by dealers in the market. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are the opinions of such entities. A rating assigned by a rating agency is not an absolute standard of credit quality and does not evaluate a security’s market risk or liquidity. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected redemptions or prepayments. This may lock in a below- market yield, increase the security’s sensitivity to changes in interest rates (“duration”) and further reduce the value of the security. Fixed rate securities with longer durations tend to be more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

The market value of floating-rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

LIBOR Risk. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of

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these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in securities or other instruments in which the Fund invests as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced income received by the Fund, higher rates required to be paid by the Fund on credit facilities due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of any hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk. The Fund may invest, up to 20% of its total assets, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet the Fund’s obligations, including potential repayment of leverage borrowings, if any.

Foreign Investment Risk. Because the Fund may invest its assets in foreign instruments, the value of Fund shares can be adversely affected by political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests proceeds from matured, traded or redeemed securities at market interest rates that are below the Fund portfolio’s current earnings rate. For example, during periods of declining interest rates, the issuer of a security may exercise its option to redeem a security, causing the Fund to reinvest the proceeds into lower-yielding securities, which may result in a decline in the Fund’s income and distributions to Common Shareholders.

Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Management Risk. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including: the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the Common Shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; when the Fund uses financial leverage, the management fees payable to the Adviser will be higher than if the Fund did not use leverage; and leverage may increase operating costs, which may reduce total return.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. We cannot predict whether the Common Shares will trade at, above or below net asset value.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for trading some of the preferred and other income securities owned by the Fund. Preferred, contingent capital and debt securities generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of these securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Advisors LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare
P.O. Box 505000,
Louisville, KY, 40233-5000,
United States
1-866-351-7446 (U.S. toll-free) or
+1 (201) 680 6578 (International)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Flaherty & Crumrine Total Return Fund Incorporated

By (Signature and Title)*

/s/ R. Eric Chadwick

R. Eric Chadwick, Chief Executive Officer and President

(Principal Executive Officer)

Date July 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/s/ R. Eric Chadwick

R. Eric Chadwick, Chief Executive Officer and President

(Principal Executive Officer)

Date July 21, 2021

By (Signature and Title)*

/s/ Bradford S. Stone

Bradford S. Stone, Chief Financial Officer, Treasurer

and Vice President

(Principal Financial Officer)

Date July 21, 2021

* Print the name and title of each signing officer under his or her signature.